UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549

                                FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                           November 5, 2010
                           -----------------

                             Monster Offers
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

              000-53266                          26-1548306
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

                  4056 Valle Del Sol, Bonsall, CA  92003
              Mail Delivery - PO Box 1092, Bonsall, CA  92003
         --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                              (760) 208-4905
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                              Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed, since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry Into A Material Definitive Agreement
Item 2.03  Creation of a Direct Financial Obligation
Item 3.02  Unregistered Sales of Equity Securities

On November 5, 2010, Monster Offers (the "Company") completed a Securities Purchase Agreement with Asher Enterprises, Inc. ("Asher"), for the sale of an 8% convertible note in the principal amount of $53,000 (the "Note").

The Note bears interest at the rate of 8% per annum. All interest and principal must be repaid by the maturity date of July 18, 2011. The Note is convertible into common stock, at Asher's option, at a 36% discount to the average of the three lowest closing bid prices of the common stock during the 10 trading day period prior to conversion. This Note may not be prepaid in whole or in part.

Asher has agreed to restrict its ability to convert the Note and receive shares of common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock. The total net proceeds the Company received from this Offering on November 5, 2010 was $50,000.

In addition, the Company compensated $3,000 to Naidich, Wurman, Birnbaum & Maday, LLP for services to complete the Note and Purchase Agreement.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act") for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated there under since, among other things, the transaction did not involve a public offering, Asher is an accredited investor, Asher had access to information about the Company and their investment, Asher took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.


Item 7.01  Regulation FD Disclosure

On November 7, 2010, Monster Offers issued a press release to announce Offers and National Development Institute Launch of World Share Nonprofit Alliance. See Exhibit 99.1

On November 12, 2010 Monster Offers issued a press release to announce it hired the services of Emerging Growth Research, LLC. , See Exhibit 99.2

A copy of the press releases are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.                          Description of Exhibit
-----------------------------------------------------------------------------
4.1 Securities Purchase Agreement between Monster Offers, and Asher Enterprises, Inc. dated November 5, 2010.

4.2              Convertible Promissory Note issued to Asher
                 Enterprises, Inc.

99.1             Press release issued on November 7, 2010 by Monster Offers*

99.2             Press release issued on November 12, 2010 by Monster Offers*

* This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.


                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Monster Offers
                                   ---------------------------
                                           Registrant

                                By: /s/ Paul Gain
                                ------------------------------------
                                Name:   Paul Gain
                                Title:  Chairman and CEO

Dated:  November 12, 2010

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